 EXHIBIT 10.21
SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT ("Agreement") is made and entered into as of May __ 2008 (“Effective Date”) by and between DIGITALPOST INTERACTIVE, INC., a Nevada corporation ("Company") and the purchasers whose names and addresses are set forth on the signature pages hereto ("Purchasers").

WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

WHEREAS, each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (x) that aggregate principal amount of the 12% Secured Promissory Notes in the form attached hereto as Exhibit A (“Notes”) in the amount as set forth on the signature page hereof (which aggregate amount for all Purchasers shall be $_______ (“Aggregate Principal Amount of Notes”) and (y) warrants, in the form attached hereto as Exhibit B (the “Warrants”) to acquire up to that number of additional shares of common stock of the Company (“Common Stock”) set forth on the signature page hereof (as exercised, the “Warrant Shares”). The number of Warrant Shares purchased shall equal the 50% of  the dollar amount invested divided by the closing price per share on the date of close.  The Warrants are exercisable for a term of five (5) years at an exercise price of the closing price per share on the date of close by cash or cashless exercise at the holder’s discretion.

WHEREAS, the Notes, Warrants and Warrant Shares are collectively referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   PURCHASE AND SALE OF NOTES AND WARRANTS; CLOSINGS.

              (a) Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser severally, but not jointly, agrees to purchase from the Company (x) the principal amount of Notes (“Purchase Price”) as set for on the signature page hereof and (y) Warrants to acquire up to that number of Warrant Shares as set forth on signature page hereof.

              (b)  Purchase and Sale of Note. Upon delivery of the signed Agreement, Notes and Warrants, Purchasers shall deliver, via wire transfer or check, the Purchase Price to the Company.

(c)                                         Pledged Shares.  The parties agree that the Company will place shares of Common Stock equal to 50% of the Purchase Price based on the closing piece of DGLP.OB on the relevant closing date (“Pledged Shares”) prior to each Closing into escrow with Scott D. Olson, Esq. according to the terms of the Pledge and Escrow Agreement attached hereto as Exhibit C with conditions of the release of such shares, all or partial, to be according to the terms of the event of default section of the Note.

(d)  Closing.  The initial closing (“Initial Closing”) of the purchase and sale of the Notes and Warrants shall take place at the offices of the Company, or by electronic means.  Subsequent closings (“Subsequent Closings”, collectively with the Initial Closing, the “Closings”) will be held from time to time until the offering is terminated on June 30, 2008 or at a later date as approved by the Company’s Board of Directors (“Termination Date”).

2.   CONVERSION OF NOTE.  The principal and interest amount owed under the Note may be converted into common stock of the Company at any time in the discretion of the Purchaser.  The conversion price will be a 25% discount to the closing price of DGLP on the applicable closing date with a minimum conversion price of $0.14 cents per share.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser, as of the date hereof:

              (a)  Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all corporate power and authority required to (i) carry on its business as currently conducted and as proposed to be conducted by the Company in its  SEC Documents (as defined in Section 3(d)hereof) and (ii) enter into this Agreement, the Pledge and Escrow Agreement, the Note, the Warrant and any other documents required to effectuate the transactions contemplated herein (collectively, the “Transaction Documents”) and consummate the transactions contemplated hereby and thereby. Each of the Company and its subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Company. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a series of events which, in the aggregate, has a material adverse effect on or change in, the business, financial condition, results of operations, assets or liabilities of the applicable party and its subsidiaries, taken as a whole.

(b)  Capitalization. As of May 1, 2008, the authorized capital stock of the Company consisted of: (i) 480,000,000 shares of Common Stock, $.001 par value per share, of which approximately 58.3 million shares are issued and outstanding and (ii) 20,000,000 authorized shares of preferred stock, $.001 value per share, of which none are issued and outstanding. No securities of the Company are entitled to preemptive or similar rights, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any subsidiary by virtue of Transaction Documents (hereinafter defined). Except as disclosed in the Company’s SEC Documents (hereinafter defined), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  For purposes hereof, Person shall mean and include an individual, a company, a joint venture, a corporation (including any non-profit corporation), an estate, an association, a trust, a general or limited partnership, a limited liability company, a limited liability partnership, an unincorporated organization and a government or other department or agency thereof. All of such shares of capital stock have been duly authorized for issuance, and all of such shares which are issued and outstanding have been validly issued and are fully paid, non-assessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the Purchasers thereof.

              (c)  Due Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, the Transaction Documents has been taken, and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), and delivery of the Note and the Warrant being sold hereunder, has been taken or will be taken prior to Closing, and the

Transaction Documents constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effects of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

              (d)  SEC Reports; Financial Statements. The Company has previously furnished or made available to the Purchasers its reports as filed with the Securities and Exchange Commission (the "SEC") since December 31, 2006, in each case, as amended through the date hereof (collectively, the "SEC Documents"). During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended (“1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"), or has received a valid extension of such time of filing and has filed all SEC Documents prior to the expiration of any such extension.  The Company has delivered to the Purchasers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made not misleading.

              (e)  Valid Issuance of Notes and Warrants.  The Notes, the Warrants and, upon exercise of the Warrants, the Warrant Shares, being purchased by the Purchaser hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration provided for herein, will be duly and validly issued, and, based in part upon the representations of the Purchasers in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

              (f)  Non-Contravention. The execution, delivery and performance by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby, do not: (i) contravene or conflict with the Company's Certificate of Incorporation, as amended (the "Certificate"), or the Company's By-Laws; (ii) constitute a violation of any provision of any federal, state, local or foreign law or rule, regulation or requirement binding upon or applicable to the Company or any of its subsidiaries; (iii) constitute a violation of any rule, regulation or requirement of the Financial Industry Regulatory Authority ("FINRA"), formerly the NASD; or (iv) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company or any of its subsidiaries is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company or any such subsidiary under, any contract to which the Company or such subsidiary is a party or any permit, license or similar right relating to the Company or such subsidiary or by which the Company or such subsidiary may be bound or affected, except any such default, consent, right of termination, cancellation or acceleration, loss or lien, claim or encumbrance which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

              (g)  Litigation.  There is no action, suit, proceeding, claim, arbitration or investigation (each, an "Action") pending or, to the Company's knowledge, threatened: (i) against the Company or any of its subsidiaries, or any officer, director or employee of the Company or any of its subsidiaries in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company or such subsidiary; or (ii) against the Company or any of its subsidiaries, or any officer, director or employee of the Company or any of its subsidiaries.

              (h)  Registration Rights. With the exception of piggy-back registration rights as provided in the Warrants and as may be provided upon conversion of the Notes, the Company has not granted or agreed to grant to Purchasers any rights to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

              (i)  Brokers and Finders. The Company has incurred the following brokerage agents' commissions in connection with this Agreement: _______________, an exclusive investment bankers agreement entered into with the Company in April 10, 2008, for 90 days. The Company has not incurred any other broker’s or finder’s fees in connection with this Agreement or the transactions contemplated hereby.

    (j)  Compliance with Other Instruments.  The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws or, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, any provision of federal, state, or local statute, rule, or regulation applicable to the Company, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.  The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

(k)  Tax Returns, Payments, and Elections.  The Company has timely filed all tax returns and reports as required by law, and all such returns and reports are true and correct in all material respects.  The Company has paid all taxes and other assessments due, if any.  The provision for taxes of the Company as shown in the financial statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (“Code”), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code.

(l)  Disclosure.  The Transaction Documents and any other statements or certificates made or delivered in connection herewith or therewith not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading

(m)  SEC or FINRA Inquiries and SEC Comment Letters.  Neither the Company nor any of its past or present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or FINRA.  The Company has received standard comment letters from the SEC on its filings, which may all be found on Edgar, and has responded and cleared all comments to the SEC’s satisfaction.

(n)  Questionable Payments. Neither the Company, any subsidiary, nor any employee, agent or representative of the Company or subsidiary has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from the Company’ or any subsidiary’s funds to governmental officials for improper purposes or made any illegal payments from the Company’ or any subsidiary’s funds to obtain or retain business.

(o)  Listing and Maintenance Requirements.  The Company’s common stock is currently quoted on the OTC Bulletin Board and the Company has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or FINRA or any trading market on which the Company’s common stock is or has been listed or quoted to the effect that the Company is not in compliance with the quoting, listing or maintenance requirements of the OTCBB or such other trading market.  The Company is, and has no reason to believe that it will not, in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally and not jointly with the other Purchasers, hereby represents and warrants to the Company, as of the date hereof, that:

          (a)  Purchase for Own Account. The Securities will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          (b) Investment Experience. The Purchaser understands that the acquisition of the Securities involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment and protecting its own interests in connection with this investment.

           (c)  Accredited Investor Status. The Purchaser is an "accredited investor" within the meaning of Regulation D and has suitably answered the Investor Questionnaire attached as Schedule 1 hereto.

          (d)  Restricted Securities. The Purchaser understands that (i) the Securities are characterized as "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and (ii) under the Securities Act and applicable rules and regulations thereunder, such securities may be resold without registration under the 1933 Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

5.           CONDITIONS OF THE PURCHASER’S OBLIGATIONS AT CLOSING.  The obligations of the each Purchaser under Section 1 of this Agreement is subject to the fulfillment on or before Closing of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company contained in Section 3 hereof shall be true and correct on and as of a Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

(b) Performance.  The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before a Closing.

(c) Compliance Certificate.  At each Closing, the President or Chief Executive Officer of the Company shall deliver to Purchaser a certificate in the form attached hereto as Exhibit D certifying that the conditions specified in Sections 5(a) and 5(b) have been fulfilled.

(d) Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their respective counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

(e) Delivery of Note and Warrant.  The Company shall have fully executed and delivered the Transaction Documents.

(f) Delivery of Pledged Shares into Escrow.  The Pledged Shares shall have been delivered into escrow pursuant to the Pledge and Escrow Agreement.

(g) Payment of Purchase Price.  The Purchaser shall deliver the purchase price specified in Section 1 via wire transfer.

7.           POST CLOSING OBLIGATIONS OF THE PARTIES.

(a)           Blue Sky Filings. The Company shall prepare and file a Form D with the SEC within 15 days of each Closing and shall prepare and file any required state blue sky filings as required by applicable law.

8.           INDEMNIFICATION.  The Company agrees to indemnify and hold harmless each Purchaser and any of each Purchaser’s general partners, employees, officers, directors, members, agents and other representatives (collectively, the “Indemnitees”), against any investigations, proceedings, claims or actions and for any expenses, damages, liabilities or losses (joint or several) arising out of such investigations, proceedings, claims or actions, to which the Indemnitees may become subject, whether under the act or any rules or regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder, or any state law or regulation, or common law, arising out of, related to or in any way attributable to the Indemnitee’s investment in the Company, including, but not limited to, investigations, proceedings, claims or actions and any expenses, losses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any breach of any representation, warranty, agreement, obligation or covenant of the Company contained herein.  The Company also agrees to reimburse the Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such investigations, proceedings, claims or actions, as such expenses or other costs are incurred.

9.   MISCELLANEOUS.

          (a)  Legends. Unless registered with the SEC, any certificates for the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agent with respect to such certificates. The legend set forth above shall be removed by the Company from any certificate evidencing the Securities  upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

        (b) Independent Tax and Legal Advice. With respect to the preparation of this Agreement and the rights and obligations herein, each of the parties to this Agreement acknowledges and agrees that Scott D. Olson, Esq. has acted as counsel only to the Company, that all other parties to this Agreement acknowledge and confirm that they have been advised to seek, and have sought or have otherwise waived, independent tax and legal advice with respect to this Agreement and the documents delivered pursuant thereto and that Scott D. Olson, Esq. is not protecting the rights and interests of any other party to this Agreement.

         (c) Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the internal laws of the State of California, without reference to principles of conflict of laws or choice of laws. The Federal and state courts located in Orange County, California will have exclusive jurisdiction over any disputes relating hereto.

          (d) Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by delivery of executed signature pages by fax or email transmission and such execution will be effective for all purposes.

          (e) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and all the Purchasers.

          (f) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (g) Entire Agreement. This Agreement, together with all exhibits constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

DIGITALPOST INTERACTIVE, INC.

_________________________
Michael Sawtell
Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER

_________________________
Name:

Social Security No./Tax ID No.: _________________________

Address: ______________________________________________________________________

Fax No. ______________________________

Aggregate Amount of Note Purchased: $______________________

Aggregate Number of Warrant Shares: _______________________

SCHEDULE 1

INVESTOR QUESTIONNAIRE

By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable laws.

1.	The undersigned acknowledges and represents as follows:

(a)
That the undersigned alone or with the assistance of the undersigned's own professional advisor who is unaffiliated with and who is not compensated by the Company or any of their affiliates has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company, has the capacity to protect the undersigned's own interests in connection with an investment in the Company and has the net worth to undertake such risks such that the undersigned could be reasonably assumed to have the capacity to protect his own interests in connection with such investment;

(b)
That the undersigned has been given full and complete access to all information regarding the Company.  The undersigned has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and to obtain any additional information, to the extent reasonably available.  The Company has requested that the undersigned seek advice from its own legal counsel, accountant or investment advisor on the risks associated with the investment;

(c)
That the undersigned recognizes that the Company has limited operating histories that include operating losses and are dependent on their ability to raise new capital and that an investment involves a high degree of risk that could result in a complete loss of the investment, including, but not limited to, the risk of economic losses from operations of the Company; and

(d)
That the undersigned realizes that (i) this is a long-term investment; (ii) the undersigned must bear the economic risk of investment for an indefinite period of time because the shares underlying the investment have not been registered under the Securities Act of 1933 ("1933 Act") or under the securities laws of any other jurisdiction and, therefore, cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; and (iii) that the transferability of any Securities is restricted and that a legend may be placed on any certificate representing the Securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH

SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

2.
The undersigned represents and warrants that the investment is being issued to the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.  The undersigned further represents that the undersigned is acquiring these Securities for investment and not with a view towards resale or distribution.

3.
The undersigned acknowledges that the issuance of any sSecurities in connection with this investment are subject to the Federal securities laws of the United States, and that, pursuant to the U.S. Federal securities laws and state securities laws, the Securities may be acquired only by persons who come within the definition of an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and no more than thirty-five (35) non-Accredited Investors.  Furthermore, if the undersigned is an accredited investor, the undersigned has acknowledged that it qualifies as an “Accredited Investor” by checking the appropriate category below:

FOR INDIVIDUALS

Category I: ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds U.S. $1,000,000.

Explanation.  In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short-term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II: ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of U.S.$200,000 in 2006 and 2007, or joint income with the undersigned's spouse in excess of $300,000 in 2006 and 2007, and has a reasonable expectation of reaching the same income level in 2008.

Category III: ___	The undersigned otherwise meets the definition of "Accredited Investors" as defined in Section 230.501(a) of the Act.

FOR ENTITIES

___	An entity in which all of the equity owners are Accredited Investors

___
A corporation, partnership, business trust, limited liability company or Section 501 (c)(3) organization with total assets in excess of $5 million that was not formed for the specific purpose of investing herein.

___
A trust with total assets in excess of $5 million, which is not formed for the specific purpose of investing herein, whose purpose is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of this prospective investment.

___
A broker-dealer registered pursuant to section 15 of the Securities Exchange Act of 1934. A bank or savings and loan association as defined in Section 3(a) of the Securities Act of 1933, whether acting in its individual or fiduciary capacity.

___	An insurance company as defined in section 2(13) of the Securities Act of 1933.

___
An investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act not formed for the specific purpose of investing herein.

___
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5 million.

___
An employee benefit plan within the meaning of ERISA, provided, that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment advisor, or that the employee benefit plan has total assets in excess of $5 million; or, if the plan is self-directed, with investment decisions made solely by persons that are Accredited Investors.

4.	The undersigned, if other than an individual, makes the following additional representations:

(a)	The undersigned was not organized for the specific purpose of acquiring the investment; and

(b)
This Agreement have been duly authorized by all necessary action on the part of the undersigned, have been duly executed by an authorized representative of the undersigned, and are legal, valid and binding obligations of the undersigned enforceable in accordance with their respective terms.

Executed this ____ day of May, 2008.

The undersigned hereby represents he has read this entire Agreement.

____________________________
Signature

EXHIBIT A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

SECURED PROMISSORY NOTE

DIGITALPOST INTERACTIVE, INC.

12.0% Secured Promissory Note

Issuance Date: May __, 2008	Original Principal Amount: U.S. $_____________

This Secured Promissory Note (“Note”) is being delivered pursuant to that certain Securities Purchase Agreement, dated as of _______________, 2008, by and between the Purchaser and the Company (the "Agreement"). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.   This Note is one of the series of Notes to purchase Common Stock issued pursuant to the Agreement.

FOR VALUE RECEIVED, DigitalPost Interactive, Inc. shall, pay to _____________________ or its registered assigns ("Purchaser") the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below) or otherwise (in each case in accordance with the terms hereof) and to pay interest at a rate of 12.0% per annum ("Interest") on any outstanding Principal at the Interest Rate as required by Section 1 hereof.  Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

1.              MATURITY DATE; CONVERSION.

(a)              Maturity Date.  The maturity date of the Note is 240 days from the Effective Date of the Agreement.

(b)              Conversion of Note.  The principal and interest amount owed under the Note may be converted into common stock of the Company at any time in the discretion of the Purchaser.  The conversion price will be a 25% discount to the closing price of DGLP on the applicable closing date with a minimum conversion price of $0.14 cents per share.

2.   PAYMENT; PREPAYMENT.

              (a)  Payment.  Payment of the Principal and Interest on the Maturity Date shall be made by certified or bank cashier's check payable to the Purchaser, or by bank wire transfer, in immediately available funds, to the account so specified, in lawful money of the United States of America. If the

Maturity Date occurs on a date that is not a Business Day then the Principal or Interest then due shall be paid on the next succeeding Business Day. "Business Day" shall mean any day other than Saturday, Sunday or any day upon which banks are authorized or required to be closed in Los Angeles, California.

(b)  Prepayment.  The Company may prepay this Note at any time, without premium or penalty, in whole or in part, with accrued interest to the date of such payment on the amount prepaid.

3.   DEFAULT AND REMEDIES.

           (a)  The following events or conditions shall constitute an event of default hereunder (each an "Event of Default"):

                            (i)   The Company shall fail to pay the Principal and Interest (or any lesser amount due) 14 days subsequent to the Maturity Date;

                            (ii)   an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Company, or of a substantial part of the property or assets of the Company, under Title 11 of the United States Code, as now constituted or hereafter amended, or any successor to or replacement of such statute, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the properties or assets of the Company or (C) the winding-up, liquidation or dissolution of the Company; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered; or

                            (iii)  the Company (A) voluntarily commences any proceeding or files any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any successor to or replacement of such statute, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) consents to, or fails to contest in a timely and appropriate manner, the commencement against of any proceeding or the filing of any petition described in clause (v) above, (C) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the properties or assets of the Company, (D) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) makes a general assignment for the benefit of creditors, (F) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due or (G) takes any action for the purpose of effecting any of the foregoing; or

(iv)  the suspension from trading or failure of the Common Stock to be listed on the OTCBB for a period of five (5) consecutive trading days or for more than an aggregate of ten (10) trading days in any 365-day period.

In the case of an Event of Default specified in this Section 3, the entire outstanding Principal, together with all accrued and unpaid Interest, shall automatically forthwith become due and payable without presentment, protest or notice of any kind, all of which are hereby expressly waived by the Company.

           (b)  Default Late Fee.  If an Event of Default occurs, the Company shall pay a late fee equal to 2.5% of the outstanding Principal and Interest due under the Note (“Late Fee”).  The aggregate of the Principal, Interest and Late Fee are hereinafter referred to as the “Default Total Payment”.

(c)  Default Pledged Share Payment.  In the Event of Default, within three Business Days, the Company will release out of escrow and issue to Purchaser as full and satisfactory payment of all amounts of Principal and Interest due under the Note, the number of shares of common stock of the Company equal in value to the Default Total Payment, based on the average closing price of the Common Stock as reported on OTC Bulletin Board for the five trading days prior to the date of default The Company has placed the Pledged Shares of its Common Stock into escrow for this purpose according to the terms of the Pledge and Escrow Agreement. In the Event of Default, should the Pledged Shares be insufficient to cover the Default Total Payment, the Company shall pay the difference, at the Company’s discretion, in cash or with additional shares, valued as herein described.

4.   NOTICES.

          All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent to:

If to the Company to:                                         Digital Post Interactive, Inc.
                            3240 El Camino Real, #230
                            Irvine, CA 92602
                            Attention: Chief Executive Officer
                            Facsimile: (714) 824-3020

If to the Purchaser to:	As written on signatory page of the Agreement

5.   MISCELLANEOUS.

          This Note shall be construed and enforced in accordance with the laws of the State of California, without regard to its conflicts of laws rules. The Company waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of this Note. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of California and of the United States District Court for the Central District of California, and any appellate court of such courts, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such California court (or, to the extent permitted by law, in such federal court). The Company agrees that a final, unappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Purchaser may otherwise have to bring any action or proceeding relating to this Note against the Company or its properties in the courts of any jurisdiction.

          If any provision of this Note shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

          This Note may not be changed, amended or modified except by agreement in writing signed by the Company and all of the holders of Notes issued pursuant to the Agreement.

IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer as an instrument under seal, as of May___, 2008.

                                   DIGITALPOST INTERACTIVE, INC.

                                   __________________________________
                                   Michael Sawtell
                                   Chief Executive Officer

EXHIBIT B

DIGITALPOST INTERACTIVE, INC.

COMMON STOCK WARRANT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Issued: May__, 2008

Warrant to Purchase ___________ Shares of Common Stock

Expiration Date: May_______, 2013

DigitalPost Interactive, Inc. ("Company"), hereby certifies that, for value received, ______________________, Inc. (“Purchaser”) is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., PST, on the Expiration Date, _____________ fully paid and nonassessable shares of the Common Stock of the Company, at an exercise price per share of $0.50 ("Exercise Price").  This Warrant is one of the series of Warrants to purchase Common Stock issued pursuant to that certain Securities Purchase Agreement, dated as of May __, 2008 (the "Subscription Date"), by and among the Company and the purchasers referred to therein (the "Agreement").

1.   VESTING; EXERCISE OF WARRANT; TRANSFER OF WARRANT.

          (a)  Vesting.  The Warrant Shares are fully vested upon issuance.

          (b)  Exercise of Warrant. At any time prior to 5:00 p.m. on the Expiration Date, the Warrant may be exercised by the Purchaser, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise, substantially in the form attached hereto as Exhibit 1, at the Company's primary executive office, (i) with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Exercise Price

          (c)  Partial Exercise. Upon any partial exercise or conversion, the Company will issue to the Purchaser a new Warrant for the number of Warrant Shares as to which this Warrant was not exercised or converted on the same terms herein.

          (d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the OTC Bulletin Board (“OTCBB”) closing price of a share of Common Stock on the date of exercise, as applicable, minus the Exercise Price. Payment of such amount shall be made in cash or by check payable to the order of the Purchaser at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

          (e)  Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of the Purchaser hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

          (f)  Transfer of Warrant. Transfer of this Warrant to a third party shall be effected by execution and delivery of the Notice of Assignment attached hereto as Exhibit 2 and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

2.   ANTIDILUTION PROVISIONS.

          (a)  Reorganization, Reclassification or Recapitalization of the Company. In case of (i) a capital reorganization, reclassification or recapitalization of the Common Stock (other than in the cases referred to in Section 2(c) hereof), (ii) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's Common Stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Company's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of the Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) and without payment of any additional consideration, the number of shares of stock or other securities of property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of the Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 2(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of the Warrant or any portion thereof. If the per share consideration payable to the Purchaser for Warrant Shares in connection with any transaction described in this Section 2(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors.

          (b)  Splits and Combinations. If the Company at any time or from time to time after the date of the Agreement subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (c)  Reclassifications. If the Company reclassifies or otherwise changes any of the Warrant Shares into the same or a different number of securities of any other class or classes, the Warrant Shares shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the Warrant Shares immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted.

          (d)  Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Purchaser shall have the right, but not the obligation, to exercise the Warrant effective as of the date of such dissolution, liquidation or winding up.

          (e)  Adjustment Certificates. Upon any adjustment of the Exercise Price or the number of Warrant Shares issuable upon exercise, a certificate, signed by (i) the Company's Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Purchaser at the address set forth in the Agreement and shall specify the adjusted Exercise Price and the number of Warrant Shares issuable after giving effect to the adjustment.

          (f)  No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser against impairment.

(g) Application. Except as otherwise provided herein, all subsections of this Section 2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

         (h) Notices of Record Date. In case (a) the Company takes a record of the Purchasers of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to each Purchaser of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which the Purchasers of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the board of directors. Such notice shall be mailed at least twenty days prior to the date specified therein.

3.  PIGGY-BACK REGISTRATION RIGHTS.  If the Company shall file a registration statement with the SEC (“Company Registration”), except for a Company Registration on Form S-4 or S-8, subsequent to the Effective Date of the Agreement, the Company shall include the shares of Common Stock underlying the Warrant (“Registrable Warrant Shares”).  The Company shall use its reasonable efforts to cause all Registrable Warrant Shares attributable to the Purchaser to be included in the Company Registration and any related offering, all to the extent requisite to permit the sale by the Purchaser of such

Registrable Shares in accordance with the method of sale applicable to the other shares of Common Stock included in the Company Registration.

4.    MISCELLANEOUS.

        (a)   Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

        (b)  Transferability of Warrant; No Redemption. This Warrant and all rights hereunder are freely transferable by the Purchaser, subject to compliance with applicable state and federal securities laws. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

         (c)  Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be sent to:

If to the Company to:
Digital Post Interactive, Inc.
                            3240 El Camino Real, #230
                            Irvine, CA 92602
                            Attention: Chief Executive Officer
                            Facsimile: (714) 824-3020

If to the Purchaser to:	As written on signatory page of the Agreement

       (d)   Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and all of the holders of Warrants issued pursuant to the  agreement.

       (e)   No Rights as Shareholder. This Warrant does not entitle the Purchaser to any voting rights or other rights as a Purchaser of the Company prior to the exercise of this Warrant.

       (f)   Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

        (g)  Governing Law. This Warrant shall be governed by and construed under the internal laws of the State of California, without reference to principles of conflict of laws or choice of laws. The Federal and state courts located in Los Angeles, California will have exclusive jurisdiction over any disputes relating hereto.

Dated: May__________, 2008

                                 DIGITALPOST INTERACTIVE, INC.

                                 ____________________________
                                 Michael Sawtell
                                 Chief Executive Officer

EXHIBIT B-1

NOTICE OF EXERCISE OF WARRANT

TO:  DigitalPost Interactive, Inc.

     1.   The undersigned hereby elects to exercise __________ Warrant Shares of Common Stock of DigitalPost Interactive, Inc., pursuant to the terms of the attached Warrant.

     2.   Exercise (check one).

____ The undersigned tenders herewith payment in full for the Exercise Price of the Warrant Shares being purchased, together with all applicable transfer taxes, if any.

Number of Common Stock shares to be issued: ____________

     3.   Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      _________________________________
                                    (Name)
                      _________________________________

                      _________________________________
                                   (Address)

     4.   The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

          All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

                      _________________________________
                                Name of Purchaser

                      _________________________________
                      Signature of Authorized Signatory

                      _________________________________
                             Print Name and Title

                      _________________________________
                                     Date

EXHIBIT B-2

WARRANT ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

     FOR VALUE RECEIVED, the undersigned registered Purchaser of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of DigitalPost Interactive, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of DigitalPost Interactive, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

By:________________________________
        (Signature of Registered Purchaser)

Title:_____________________________

NOTICE:      The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any
                     change whatever.

EXHIBIT C

PLEDGE AND ESCROW AGREEMENT

THIS PLEDGE AND ESCROW AGREEMENT (the “Agreement”) is made and entered into as of May _____, 2008 (the “Effective Date”) by and among DIGITAL POST INTERACTIVE, INC., a corporation organized and existing under the laws of the State of Nevada (the “Pledgor”) and the pledges whose names are set forth on the signature page hereto (collectively  the “Pledgees”), and SCOTT D. OLSON, ESQ., as escrow agent (“Escrow Agent”).

RECITALS:

WHEREAS, in order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Pledgor’s obligations (the “Obligations”) to the Pledgees or any successors to the Pledgees under this Agreement, the Securities Purchase Agreement of even date herewith between the Pledgor and the Pledgees (the “Securities Purchase Agreement”), the secured promissory notes (the “Notes”) issued or to be issued by the Pledgor to the Pledgees, either now or in the future, up to a total of ___________ of principal, plus any interest, costs, fees, and other amounts owed to the Pledgees thereunder and all other agreements entered into between the parties hereto (collectively, the “Transaction Documents”), the Pledgor has agreed to irrevocably pledge to the Pledgees, on a pro-rata basis, ______________ shares (the “Pledged Shares”) of the Pledgor’s common stock.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

TERMS AND CONDITIONS

1.           Pledge and Transfer of Pledged Shares.  The Pledgor hereby grants to Pledgee a security interest in all Pledged Shares as security for Pledgor’s obligations under the Notes.  Simultaneously with the execution of the Transaction Documents, the Pledgor shall deliver to the Escrow Agent stock certificates representing the pro-rata portion of the Pledged Shares calculated based on the aggregate principal investment, together with duly executed stock powers or other appropriate transfer documents executed in blank by the Pledgor (the “Transfer Documents”), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgees under the Notes and through repayment in accordance with the terms of the Notes, or the termination or expiration of this Agreement.

2.           Rights Relating to Pledged Shares.  Upon the occurrence of an Event of Default (as defined herein), the Pledgees shall be entitled to vote their pro-rata allotments of the Pledged Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Shares.

3.           Release of Pledged Shares from Pledge.  Upon the payment of all amounts due to the Pledgees under the Notes by repayment or conversion in accordance with the terms of the Note, the parties hereto shall notify the Escrow Agent to such effect in writing.  Upon receipt of such written notice for payment of the amounts due to the Pledgees under the Notes, the Escrow Agent shall return to the Pledgor the Transfer Documents and the certificates representing the Pledged Shares, (collectively the “Pledged Materials”), whereupon any and all rights of Pledgees in the Pledged Materials shall be terminated.  Notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgees under the Notes, by repayment in accordance with the terms of the Note, this Agreement and Pledgees’ rights in and to the Pledged Shares shall terminate.

4.           Event of Default.  An “Event of Default” shall be deemed to have occurred under this Agreement upon an Event of Default under the Transaction Documents.

5.           Remedies.  Upon and anytime after the occurrence of an Event of Default, the Pledgee shall have the right to provide written notice of such Event of Default (the “Default Notice”) to the Escrow Agent, with a copy to the Pledgor.  As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgee their pro-rata allotments of the Pledged Materials held by the Escrow Agent hereunder.  Upon receipt of the Pledged Materials, the Pledgee shall have the right to (i) sell the Pledged Shares and to apply the proceeds of such sales, net of any selling commissions, to the Obligations owed to the Pledgee by the Pledgor under the Transaction Documents, including, without limitation, outstanding principal, interest, legal fees, and any other amounts owed to the Pledgee, and exercise all other rights and (ii) any and all remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of California.  To the extent that the net proceeds received by the Pledgee are insufficient to satisfy the Obligations in full and the Obligations are not otherwise satisfied pursuant to the Note through the payment of cash or delivery of additional shares of common stock of the Company, the Pledgee shall be entitled to a deficiency judgment against the Pledgor for such amount.  The Pledgee shall have the absolute right to sell or dispose of the Pledged Shares in any manner it sees fit and shall have no liability to the Pledgor or any other party for selling or disposing of such Pledged Shares even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used.  The Escrow Agent shall have the absolute right to disburse the Pledged Shares to the Pledgees.

5.1.           Each right, power and remedy of the Pledgees provided for in this Agreement or any other Transaction Document shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Pledgees of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgees of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgees to exercise any such right, power or remedy shall operate as a waiver thereof.  No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgees to any other further action in any circumstances without demand or notice. The Pledgees shall have the full power to enforce or to assign or contract is rights under this Agreement to a third party.

6.           Concerning the Escrow Agent.

6.1.           The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

6.2.           The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so.  The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

6.3.           Pledgees and the Pledgor hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof).  The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys’ fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid.  Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgor.

6.4.           If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the United States District Court for the Central District of California, sitting in Orange County, California, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate.  The Escrow Agent shall be indemnified by the Pledgor and Pledgees for all costs, including reasonable attorneys’ fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

6.5.           The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Pledgor and Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.  The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

6.6.           The Escrow Agent may resign upon ten (10) days’ written notice to the parties in this Agreement.  If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

6.7           Conflict Waiver. The Pledgor hereby acknowledges that the Escrow Agent is counsel to the Company in connection with the transactions contemplated and referred herein.  The Pledgor agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Company and the Pledgor will not seek to disqualify such counsel and waives any objection Pledgor might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

6.8           Notices.  Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Pledgor:	DigitalPost Interactive, Inc.

If to Pledgees:	to their address as indicated on the signature page to the Securities Purchase Agreement

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

7.           Binding Effect.  All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

8.           Governing Law; Venue; Service of Process.  The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within that state except to the extent that Federal law applies.  The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Agreement, shall be brought in the state superior courts located in Los Angeles, California or Federal district courts located in Los Angeles, California, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum.  The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.

9.           Enforcement Costs.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

10.           Remedies Cumulative.  No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise.  No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

11.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

12.           No Penalties.  No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

DIGITALPOST INTERACTIVE, INC.

By:
Name:                      Michael Sawtelle
Title:  Chief Executive Officer

SCOTT D. OLSON, ESQ.
as Escrow Agent

Name: Scott D. Olson
Date:____________________________

SIGNATURE PAGE TO PLEDGE AND ESCROW AGREEMENT

PLEDGEE

________________________________

By:

Name:                      __________________________

Title:____________________________

Date:____________________________

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

The undersigned, the Chief Executive Officer of DigitalPost Interactive, Inc., a publicly traded Nevada corporation (the "Company"), pursuant to the Securities Purchase Agreement among the Company and the purchasers signatory thereto dated as of May ___, 2008 (the "Securities Purchase Agreement"), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.
the representations and warranties of the Company contained in the Securities Purchase Agreement were and are true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

2.
the Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

3.
no statute, rule, regulation, executive order, decree, ruling or injunction has been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

4.
since the date of execution of the Securities Purchase Agreement, no event or series of events has occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company and its Subsidiaries.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of May, 2008.

___________________________
Michael Sawtelle
Chief Executive Officer